INVESCO EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED NOVEMBER 30, 2018 TO THE STATEMENT OF ADDITIONAL

INFORMATION DATED APRIL 9, 2018, AS PREVIOUSLY SUPPLEMENTED, OF:

Invesco MSCI Emerging Markets Equal Country Weight ETF

Effective on or around December 3, 2018, the Statement of Additional Information is revised as follows:

The section titled “MANAGEMENT—Securities Lending Agent” is replaced with the following:

Securities Lending Arrangement. The Fund may participate in a securities lending program (the “Program”) pursuant to a securities lending agreement that establishes the terms of the loan, including collateral requirements. While collateral may consist of cash, U.S. Government securities, letters of credit, or such other collateral as may be permitted under such Fund’s investment policies, the Adviser currently accepts only cash collateral under the Program. Funds participating in the Program may lend securities to securities brokers and other borrowers. The Adviser renders certain administrative services to funds that engage in securities lending activities, which includes: (a) overseeing participation in the Program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with the Adviser’s instructions and with procedures adopted by the Board; (d) monitoring the creditworthiness of the agent and borrowers to ensure that securities loans are effected in accordance with the Adviser’s risk policies; (e) preparing appropriate periodic Board reports with respect to securities lending activities; (f) responding to agent inquiries; and (g) performing such other duties as may be necessary.

BNYM serves as the securities lending agent for the Program.

Please Retain This Supplement For Future Reference.

P-PS-Trust II EWEM 113018